UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07354

Name of Fund: BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Investment Quality Municipal Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2015

Date of reporting period: 04/30/2015

Item 1 – Report to Stockholders

APRIL 30, 2015

ANNUAL REPORT

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Page

The Markets in Review	3
Annual Report:
Municipal Market Overview	4
The Benefits and Risks of Leveraging	5
Derivative Financial Instruments	5
Trust Summaries	6
Financial Statements
Schedules of Investments	16
Statements of Assets and Liabilities	44
Statements of Operations	45
Statements of Changes in Net Assets	46
Statements of Cash Flows	48
Financial Highlights	49
Notes to Financial Statements	54
Report of Independent Registered Public Accounting Firm	66
Automatic Dividend Reinvestment Plan	67
Officers and Trustees	68
Additional Information	71
2	ANNUAL REPORT	APRIL 30, 2015

The Markets in Review

Dear Shareholder,

Financial market performance was generally positive for the 6- and 12-month periods ended April 30, 2015, although volatility increased from the remarkably low levels seen in recent years. In 2014, as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market.

Around mid-year, however, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to international sovereign debt.

Equity markets reversed in 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. The continued appreciation of the dollar was an additional headwind for exporters. Although U.S. economic momentum had broadly weakened, the labor market — a key determinant for the Fed’s decision on the future of interest rate policy — showed improvement, keeping investors on edge about when to expect the first rate hike.

In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. Global sentiment improved with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the eurozone. Emerging market stocks rebounded in April as oil prices appeared to stabilize.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2015

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.40%	12.98%
U.S. small cap equities (Russell 2000® Index)	4.65	9.71
International equities (MSCI Europe, Australasia, Far East Index)	6.81	1.66
Emerging market equities (MSCI Emerging Markets Index)	3.92	7.80
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.59	8.03
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.06	4.46
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.27	4.86
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.52	2.59

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2015

Municipal Market Conditions

Municipal bonds generated strong performance throughout most of the period, due to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the Fed scaled back its open-market bond purchases. This surprising development, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended April 30, 2015, municipal bonds garnered net inflows of approximately $34 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $387 billion (considerably higher than the $302 billion issued in the prior 12-month period). A noteworthy portion (roughly 60%) of new supply during this period was attributable to refinancing activity as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index Total Returns as of April 30, 2015 6 months: 1.27% 12 months: 4.86%

A Closer Look at Yields

From April 30, 2014 to April 30, 2015, yields on AAA-rated 30-year municipal bonds decreased by 44 basis points (“bps”) from 3.49% to 3.05%, while 10-year rates decreased 18 bps from 2.30% to 2.12% and 5-year rates increased 7 bps from 1.23% to 1.30% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 62 bps and the spread between 2- and 10-year maturities flattened by 36 bps.

During the same time period, U.S. Treasury rates fell by 71 bps on 30-year bonds, 60 bps on 10-year bonds and 24 bps in 5-year issues. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate portion of the curve as a result of increased supply. Municipals largely moved in line with Treasuries in the very short end of the curve as expectations around future Fed policy changes pressured short-term prices in a similar fashion. In absolute terms, positive performance of muni bonds on the long end of the curve was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. We believe that the municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment.

Financial Conditions of Municipal Issuers

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	5

Trust Summary as of April 30, 2015	BlackRock Investment Quality Municipal Trust, Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended April 30, 2015, the Trust returned 11.52% based on market price and 11.43% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which narrowed slightly during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.
•	In the environment of declining yields, the Trust’s holdings in longer-duration and longer-dated bonds tended to provide the strongest returns. (Duration is a measure of interest-rate sensitivity.) The Trust’s allocations to the tax-backed (states, local and school districts), health care and transportation sectors made positive contributions to performance. The Trust’s positions in lower-coupon and zero-coupon bonds, which outperformed the overall market, also benefited returns.
•	At a time in which lower-rated debt outperformed, the Trust’s positions in higher-yielding and lower investment-grade credits generated the best returns. The Trust’s positions in high-quality pre-refunded bonds also made a positive contribution to performance.
•	Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income at a time of declining interest rates.
•	There were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2015 ($15.60)[1]	5.92%
Tax Equivalent Yield[2]	10.46%
Current Monthly Distribution per Common Share[3]	$0.077
Current Annualized Distribution per Common Share[3]	$0.924
Economic Leverage as of April 30, 2015[4]	36%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
6	ANNUAL REPORT	APRIL 30, 2015

BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$15.60	$14.86	4.98%	$16.83	$14.74
Net Asset Value	$16.09	$15.34	4.89%	$16.75	$15.34

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Health	23%	24%
Education	17	15
County/City/Special District/School District	15	15
Transportation	12	14
State	12	10
Utilities	12	11
Corporate	6	8
Tobacco	3	2
Housing	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	2%
2016	3
2017	3
2018	9
2019	10
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/15	4/30/14
AAA/Aaa	5%	6%
AA/Aa	46	41
A	31	37
BBB/Baa	9	8
BB/Ba	2	2
B	1	1
N/R2	6	5
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2015	7

Trust Summary as of April 30, 2015	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended April 30, 2015, the Trust returned 7.65% based on market price and 10.86% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.
•	Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income in an environment of declining interest rates. The Trust’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Trust’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally delivered higher returns than those with shorter maturities.
•	Positions in lower-rated investment-grade bonds contributed to performance, as did the Trust’s exposure to the lower end of the credit spectrum (non-investment grade and unrated securities). Lower-rated bonds generated both attractive income and strong price appreciation during the period.
•	Concentrations in the utilities, health care and transportation sectors were among the top contributors to performance.
•	There were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2015 ($11.41)[1]	6.10%
Tax Equivalent Yield[2]	10.78%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Economic Leverage as of April 30, 2015[4]	34%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	ANNUAL REPORT	APRIL 30, 2015

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$11.41	$11.29	1.06%	$11.77	$10.86
Net Asset Value	$12.51	$12.02	4.08%	$12.92	$12.02

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Health	21%	22%
Utilities	19	18
Transportation	16	16
State	12	16
Education	10	10
County/City/Special District/School District	9	5
Corporate	7	7
Tobacco	5	3
Housing	1	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	9%
2016	11
2017	3
2018	2
2019	18
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/15	4/30/14
AAA/Aaa	14%	14%
AA/Aa	51	48
A	14	19
BBB/Baa	10	8
BB/Ba	2	3
B	2	3
N/R2	7	5
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and less than 1%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2015	9

Trust Summary as of April 30, 2015	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the 12-month period ended April 30, 2015, the Trust returned 1.90% based on market price and 4.67% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 6.81% based on market price and 7.02% based on NAV. The Trust is scheduled to terminate on or about December 31, 2020, which requires the Trust to invest in bonds that mature near that scheduled termination date. In contrast, the Trust’s Lipper peer group includes funds that generally have longer durations than the Trust. Therefore, declining yields had a greater benefit to funds with longer durations and exposure further out on the yield curve. All returns reflect reinvestment of dividends and/or distributions. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.
•	In the environment of declining yields, the Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance. The Trust’s positions in zero-coupon bonds, which generated stronger price performance than current coupon bonds, also benefited returns. Positions in the transportation, corporate, health care and utilities sectors were among the top contributors to performance.
•	Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income at a time of declining interest rates
•	There were no material detractors from the Trust’s absolute performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of April 30, 2015 ($16.25)[1]	3.99%
Tax Equivalent Yield[2]	7.05%
Current Monthly Distribution per Common Share[3]	$0.054
Current Annualized Distribution per Common Share[3]	$0.648
Economic Leverage as of April 30, 2015[4]	15%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	ANNUAL REPORT	APRIL 30, 2015

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$16.25	$16.61	(2.17)%	$16.96	$15.70
Net Asset Value	$16.30	$16.22	0.49%	$16.61	$16.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Transportation	17%	16%
Utilities	16	16
Corporate	14	15
County/City/Special District/School District	12	11
State	12	15
Health	11	12
Education	9	7
Housing	5	5
Tobacco	4	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	3%
2016	11
2017	4
2018	5
2019	17
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/15	4/30/14
AAA/Aaa	6%	9%
AA/Aa	22	25
A	45	44
BBB/Baa	17	14
BB/Ba	2	1
B	1	—
N/R2	7	7
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2015	11

Trust Summary as of April 30, 2015	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended April 30, 2015, the Trust returned 12.54% based on market price and 11.43% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.
•	Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income in an environment of declining interest rates. The Trust’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Trust’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally delivered higher returns than those with shorter maturities.
•	Positions in lower-rated investment-grade bonds contributed to performance, as did the Trust’s exposure to the lower end of the credit spectrum (non-investment grade and unrated securities). Lower-rated bonds generated both attractive income and strong price appreciation during the period.
•	Concentrations in the transportation, health care, utilities, tax-backed and corporate-related sectors were among the top contributors to performance.
•	There were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2015 ($14.32)[1]	6.29%
Tax Equivalent Yield[2]	11.11%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of April 30, 2015[4]	37%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
12	ANNUAL REPORT	APRIL 30, 2015

BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$14.32	$13.57	5.53%	$14.99	$13.38
Net Asset Value	$14.91	$14.27	4.48%	$15.43	$14.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Transportation	22%	19%
Utilities	14	16
County/City/Special District/School District	14	11
Health	14	18
Corporate	11	10
State	10	11
Education	9	9
Tobacco	6	4
Housing	—	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	8%
2016	5
2017	3
2018	4
2019	18
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/15	4/30/14
AAA/Aaa	9%	11%
AA/Aa	40	34
A	24	28
BBB/Baa	14	14
BB/Ba	3	3
B	1	2
N/R2	9	8
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2015	13

Trust Summary as of April 30, 2015	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the 12-month period ended April 30, 2015, the Trust returned 12.54% based on market price and 11.50% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.
•	Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income in an environment of declining interest rates. The Trust’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Trust’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally delivered higher returns than those with shorter maturities.
•	Positions in lower-rated investment-grade bonds contributed to performance, as did the Trust’s exposure to the lower end of the credit spectrum (non-investment grade and unrated securities). Lower-rated bonds generated both attractive income and strong price appreciation during the period.
•	Concentrations in the transportation, health care and utilities sectors were among the top contributors to performance.
•	There were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2015 ($14.00)[1]	6.09%
Tax Equivalent Yield[2]	10.76%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of April 30, 2015[4]	37%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
14	ANNUAL REPORT	APRIL 30, 2015

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$14.00	$13.26	5.58%	$14.28	$13.01
Net Asset Value	$14.76	$14.11	4.61%	$15.26	$14.11

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Transportation	25%	21%
Health	17	20
Utilities	13	13
County/City/Special District/School District	11	10
Corporate	10	10
Education	10	11
State	9	11
Tobacco	5	4

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	3%
2016	6
2017	4
2018	7
2019	19
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/15	4/30/14
AAA/Aaa	10%	12%
AA/Aa	39	36
A	25	26
BBB/Baa	12	12
BB/Ba	4	4
B	2	3
N/R2	8	7
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2015	15

Schedule of Investments April 30, 2015	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,745	$2,022,734
6.00%, 6/01/39	500	578,515
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,312,256
		3,913,505
Arizona — 6.5%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	475	553,080
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,515,523
City of Phoenix Arizona IDA, RB, Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/45 (a)	455	456,411
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	4,053,300
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,174,632
5.00%, 12/01/37	4,585	5,203,471
University Medical Center Corp., RB, 6.50%, 7/01/19 (b)	750	904,372
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (b)	1,600	2,006,672
		17,867,461
Arkansas — 2.9%
Arkansas State University, RB, Jonesboro Campus, Series B, 4.00%, 12/01/28	600	634,578
City of Benton Arkansas, RB, 4.00%, 6/01/39	1,355	1,422,384
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,800	2,024,262
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	3,230	3,301,609
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	516,969
		7,899,802
California — 15.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,736,908
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	1,500	1,392,780
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	3,000	3,431,340
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (d)	7,090	88,341
Dinuba California Unified School District, GO, Election of 2006 (AGM), 5.75%, 8/01/33	535	624,233
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	2,475	2,022,793
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (d)	12,000	4,292,880
Municipal Bonds	Par (000)	Value
California (concluded)
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (d)	$2,270	$1,276,489
0.00%, 8/01/33 (d)	4,250	1,546,278
0.00%, 8/01/39 (c)	3,000	2,268,270
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (c)	4,200	4,130,616
State of California, GO, Various Purposes:
5.75%, 4/01/31	3,000	3,486,000
6.00%, 3/01/33	2,270	2,722,434
6.50%, 4/01/33	2,900	3,457,206
5.50%, 3/01/40	3,650	4,267,178
State of California, Refunding, GO, Various Purposes:
5.00%, 2/01/38	2,000	2,243,880
4.00%, 10/01/44	3,500	3,571,610
		43,559,236
Colorado — 0.7%
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	883,013
University of Northern Colorado Greely, Refunding RB, Institutional Enterprise, Series A, 4.00%, 6/01/35	1,000	1,046,540
		1,929,553
Connecticut — 0.9%
Connecticut State Health & Educational Facility Authority, Refunding RB:
3.63%, 7/01/32	870	849,285
4.00%, 7/01/38	570	569,977
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,036,669
		2,455,931
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	2,071,890
Florida — 9.1%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 4.00%, 5/01/45	250	240,278
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/32 (d)	4,225	1,728,109
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/33 (d)	4,000	1,545,480
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/34 (d)	4,580	1,653,197
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/35 (d)	5,000	1,692,800
CAB, Subordinate Special Obligation, 0.00%, 10/01/32 (d)	5,000	2,342,650
CAB, Subordinate Special Obligation, 0.00%, 10/01/33 (d)	15,375	6,847,410
Series B, AMT, 6.00%, 10/01/32	3,000	3,637,800
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	212,926
County of Orange Florida Tourist Development Tax Revenue, Refunding RB, 4.75%, 10/01/32	5,000	5,233,600
		25,134,250

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	RB	Revenue Bonds
ARB	Airport Revenue Bonds	HDA	Housing Development Authority	SAN	State Aid Notes
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
COP	Certificates of Participation	IDA	Industrial Development Authority
EDA	Economic Development Authority	ISD	Independent School District

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 3.1%
City of Atlanta Georgia Water & Wastewater Revenue, 5.00%, 11/01/43	$6,000	$6,759,420
Savanah Colleges of art, RB, 4.00%, 4/01/32	1,870	1,831,197
		8,590,617
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	649,212
Idaho — 4.3%
Idaho Health Facilities Authority, RB, St. Lukes Health system project Series A, 5.00%, 3/01/39	7,970	8,801,351
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/18 (b)	2,500	2,953,225
		11,754,576
Illinois — 9.3%
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20 (e)	5,000	6,056,850
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	3,000	3,045,900
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,735	1,876,801
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,103,970
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 5/01/19 (b)	1,200	1,443,948
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	345	345,038
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,490	1,737,102
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,621,440
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	5,000	5,318,100
6.00%, 6/01/28	1,700	2,002,345
State of Illinois, GO, 5.00%, 2/01/39	1,000	1,034,310
		25,585,804
Indiana — 0.5%
Indiana Finance Authority, Refunding RB, U.S. Steel Corp. Project, 6.00%, 12/01/26	1,350	1,477,967
Iowa — 1.5%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University Project, 5.00%, 4/01/31	1,355	1,489,375
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	965	1,000,290
6.00%, 9/01/39	1,500	1,557,285
		4,046,950
Kansas — 2.9%
County of Seward Kansas Unified School District No. 480, GO, Refunding, 5.00%, 9/01/39	6,000	6,671,940
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/28	1,155	1,307,610
		7,979,550
Kentucky — 5.2%
Counties of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/18 (b)	2,250	2,566,553
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	3,400	3,786,682
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23 (d)	8,500	6,455,325
Municipal Bonds	Par (000)	Value
Kentucky (concluded)
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C (c):
0.00%, 7/01/34	$1,000	$703,630
0.00%, 7/01/39	1,395	972,287
		14,484,477
Louisiana — 1.6%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	1,790	1,991,429
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,870,300
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	668,178
		4,529,907
Maryland — 1.1%
County of Anne Arundel Maryland Consolidated, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	260	265,031
5.25%, 7/01/44	260	264,524
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
5.00%, 7/01/45	830	909,830
Peninsula Regional Medical Center, 5.00%, 7/01/39	1,360	1,503,031
		2,942,416
Michigan — 3.7%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	360	371,794
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,279,106
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	2,750	3,398,670
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,875	2,163,581
		10,213,151
Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,250	2,615,152
State Cloud Independent School District No 742, GO, Series A, 3.13%, 2/01/35	350	330,379
		2,945,531
Mississippi — 3.4%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	678,978
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	1,910	2,080,028
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	3,011,805
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	3,150	3,567,407
		9,338,218
Missouri — 2.9%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,441,759

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	17

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Missouri (concluded)
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	$500	$551,110
A.T. Still University of Health Sciences, 4.25%, 10/01/32	480	502,834
A.T. Still University of Health Sciences, 5.00%, 10/01/39	750	838,950
Heartland Regional Medical Center, 4.13%, 2/15/43	1,100	1,116,885
University of Central Missouri, Series C-2, 4.00%, 10/01/28	600	632,106
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,687,260
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/38	1,200	1,318,872
		8,089,776
Montana — 1.2%
State of Montana Board of Regents, RB, 5.00%, 11/15/43	2,820	3,183,216
Nebraska — 4.6%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	979,956
Douglas County Hospital Authority No 2, RB, Madonna Rehabilitation Hospital Project series 2014 (NE), 4.00%, 5/15/33	1,945	1,935,080
Minden Public Schools, GO, 4.00%, 12/15/39	500	506,140
Nebraska Public Power District, Refunding RB:
Series A, 5.00%, 1/01/32	2,535	2,832,812
Series A, 4.00%, 1/01/44	600	616,746
Series A-2, 5.00%, 1/01/40	3,000	3,314,280
Omaha School District, GO, 4.00%, 12/15/39	2,500	2,593,025
		12,778,039
Nevada — 1.0%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,500	1,565,295
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	1,065	1,106,322
		2,671,617
New Jersey — 4.3%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	1,510	74,972
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	1,335	1,462,613
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	990	1,112,255
The Goethals Bridge Replacement Project (AGM), 5.13%, 7/01/42	300	328,299
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (b)	1,225	1,529,315
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A, St. Barnabas Health Care:
System, 4.63%, 7/01/23	770	856,710
System, 5.63%, 7/01/37	2,560	2,908,006
5.00%, 7/01/25	500	568,380
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	155	160,930
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA, 5.00%, 6/15/44	2,850	2,962,033
		11,963,513

Municipal Bonds	Par (000)	Value
New York — 9.5%
City of New York, GO, Refunding Series J, 5.00%, 8/01/27	$2,000	$2,355,060
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	600	690,438
5.00%, 8/01/35	2,380	2,681,094
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.63%, 8/01/25 (h)	2,600	2,814,032
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium:
(AMBAC), 5.00%, 1/01/39	1,900	1,949,153
(AGC), 6.50%, 1/01/46	300	346,716
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,400	1,423,688
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,600	1,745,472
Hudson Yards Infrastructure Corp., RB, Series A (AGM), 5.00%, 2/15/47	500	530,035
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	2,475	2,801,452
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	5,460	6,263,384
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at 1 Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,424,750
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	640	696,570
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	600	621,774
		26,343,618
North Carolina — 1.5%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,175	2,176,936
North Carolina Medical Care Commission, Refunding RB, University Health System, Series D, 6.25%, 12/01/18 (b)	1,750	2,067,257
		4,244,193
North Dakota — 0.3%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	100	96,727
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21 (b)	720	860,933
		957,660
Ohio — 3.0%
City of Cleveland Ohio, RB, Sub Lien, Series A-2, 5.00%, 10/01/37	3,000	3,334,860
City of Dayton Ohio Airport Revenue James M Cox Dayton International Airport, Refunding ARB, AMT, 4.00%, 12/01/32	3,000	3,044,280
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/49	2,000	2,036,760
		8,415,900

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oklahoma — 0.6%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	$1,050	$1,078,602
Stillwater Utilities Authority, RB, Series A, 4.00%, 10/01/42	500	512,225
		1,590,827
Oregon — 3.8%
City of Forest Grove, Refunding RB, 4.00%, 5/01/45	450	427,365
County of Umatilla Pendleton Oregon School District No. 16R, GO, Series A, 4.00%, 6/15/38	2,365	2,460,357
Jefferson County, GO:
5.00%, 6/01/40	615	698,406
5.00%, 6/01/45	875	988,085
Lane County School District No. 19 Springfield, GO, CAB, Series B, 0.00%, 6/15/40 (d)	1,500	515,415
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,445,000
Oregon State Facilities Authority, Refunding RB, Series A (i):
4.00%, 4/01/40	685	661,881
5.00%, 4/01/45	3,000	3,276,960
		10,473,469
Pennsylvania — 4.1%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,922,576
Delaware River Port Authority, RB:
4.50%, 1/01/32	3,000	3,281,220
Series D (AGM), 5.00%, 1/01/40	3,640	4,036,687
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31 (d)(e)	500	313,160
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	810	831,765
		11,385,408
Rhode Island — 3.2%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	3,000	3,551,370
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	1,330	1,495,053
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,057,600
Series B, 4.50%, 6/01/45	2,725	2,672,026
		8,776,049
South Carolina — 0.5%
Lexington One School Facilities Corp., Refunding RB:
3.00%, 12/01/27	750	735,495
3.13%, 12/01/28	760	743,470
		1,478,965
Tennessee — 2.9%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	2,945	3,249,307
County of Chattanooga-Hamilton Hospital Authority, Refunding RB, 5.00%, 10/01/44	875	942,375
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,302,083
5.38%, 11/01/28	1,000	1,159,030
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,294,068
		7,946,863

Municipal Bonds	Par (000)	Value
Texas — 8.5%
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (b):
7.13%, 12/01/18	$1,000	$1,209,620
7.25%, 12/01/18	2,650	3,217,100
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (d)	5,000	1,564,450
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,200	2,513,830
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (d)	16,780	5,800,846
Leander ISD, GO, Refunding CAB Series D, 0.00%, 8/15/35 (d)	6,000	2,567,580
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,545	1,679,909
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,140	1,303,214
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,622,080
		23,478,629
U.S. Virgin Islands — 0.8%
Virgin Islands Public Finance Authority, Refunding RB, Virgin Islands Gross Receipts, Series C, 4.50%, 10/01/44	2,075	2,131,087
Vermont — 3.4%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	5,650	5,833,625
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 12/01/34	2,420	2,580,736
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 6/15/32	1,050	1,059,230
		9,473,591
Virginia — 0.7%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,755	2,026,762
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (b)	2,100	2,516,766
West Virginia — 0.7%
Monongalia County Building Commission, Refunding RB, 4.00%, 7/01/35	600	582,168
West Virginia Hospital Finance Authority, Refunding RB, Valley Health System Obligation Group Series 2014, 5.00%, 1/01/44	1,350	1,483,285
		2,065,453
Wisconsin — 0.8%
WPPI Energy Power Supply Systems, Refunding RB, Series A:
5.00%, 7/01/36	670	756,631
5.00%, 7/01/37	1,330	1,498,604
		2,255,235
Total Municipal Bonds — 135.2%		373,616,640

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
California — 1.9%
State of California, GO, Go, Various Purpose (NPFGC), 5.00%, 6/01/37	$5,000	$5,376,250
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,583,533
Minnesota — 2.1%
State of Minnesota, RB, Series A, 5.00%, 6/01/38	5,000	5,659,440
New Jersey — 1.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (k)	2,861	3,014,900
New York — 9.3%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	1,600	1,678,192
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	690	786,081
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,000	4,454,170
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	931,211
Series A, 4.75%, 6/15/30	4,000	4,305,960
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	1,750	2,012,775
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	5,150,610
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/18 (b)	3,359	3,782,873

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
New York (concluded)
State of New York Thruway Authority, Refunding RB, Transportation, Series A, 5.00%, 3/15/31	$ 2,360	$2,704,300
		25,806,172
Ohio — 1.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,847,671
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,822,768
		4,670,439
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,380	2,639,206
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.1%		52,749,940
Total Long-Term Investments (Cost — $387,398,171) — 154.3%		426,366,580

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (l)(m)	4,608,232	4,608,232
Total Short-Term Securities (Cost — $4,608,232) — 1.7%		4,608,232
Total Investments (Cost — $392,006,403) — 156.0%		430,974,812
Liabilities in Excess of Other Assets — (0.0)%		(75,809)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.4%)		(28,690,677)
VMTP Shares, at Liquidation Value — (45.6%)		(125,900,000)
Net Assets Applicable to Common Shares — 100.0%		$276,308,326

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(d)	Zero-coupon bond.
(e)	Security is collateralized by municipal or U.S. Treasury obligations.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Variable rate security. Rate shown is as of report date.
(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$3,938,841	$(63,632)

(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(k)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2019 to June 15, 2019, is $3,148,884.

(l)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	7,042,672	(2,434,440)	4,608,232	$2,869

(m)	Represents the current yield as of report date.

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust Inc. (BKN)

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(349)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$44,802,875	$(394,435)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$426,366,580	—	$426,366,580
Short-Term Securities	$4,608,232	—	—	4,608,232
Total	$4,608,232	$426,366,580	—	$430,974,812

[1]	See above Schedule of Investments for values in each state or political subdivison.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(394,435)	—	—	$(394,435)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$495,000	—	—	$495,000
Liabilities:
TOB Trust Certificates	—	$(28,684,555)	—	(28,684,555)
VMTP Shares	—	(125,900,000)	—	(125,900,000)
Total	$495,000	$(154,584,555)	—	$(154,089,555)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	21

Schedule of Investments April 30, 2015	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$515	$517,565
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,655	1,857,820
		2,375,385
California — 4.8%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	444,806
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,242,311
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	680	784,734
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	115	117,055
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	70	76,390
5.25%, 8/15/49	175	190,617
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	270	305,637
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	199,173
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 8/01/38 (a)	3,725	1,388,270
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,384,280
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	355	396,081
Sub-Series I-1, 6.38%, 11/01/34	400	486,576
		8,015,930
Colorado — 0.7%
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,214,220
Delaware — 1.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	863,288
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,240	1,350,955
		2,214,243
District of Columbia — 3.3%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	550	550,501
7.50%, 1/01/39	500	500,355
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	260	302,411
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	750	797,235
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.25%, 5/15/24	2,065	2,065,186
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	185,434
5.25%, 10/01/44	1,000	1,118,100
		5,519,222
Florida — 2.3%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	400	437,544

Municipal Bonds	Par (000)	Value
Florida (concluded)
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	$1,080	$1,418,451
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (b)	95	69,594
Convertible CAB, Series A3, 0.00%, 5/01/40 (b)	225	134,309
Convertible CAB, Series A4, 0.00%, 5/01/40 (b)	120	53,030
Series 1, 0.00%, 5/01/40 (b)	505	310,722
Series 2, 0.00%, 5/01/40 (b)	310	161,290
Series 3, 6.61%, 5/01/40	340	3
Series A1, 6.65%, 5/01/40	355	361,269
Tolomato Community Development District, Special Assessment Bond (c)(d):
Series 1, 6.65%, 5/01/40	15	15,368
Series 3, 6.65%, 5/01/40	275	3
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	850	951,023
		3,912,606
Georgia — 0.2%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	240	275,839
Guam — 1.3%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	640	719,917
5.50%, 7/01/43	1,065	1,217,593
Territory of Guam, GO, Series A, 6.00%, 11/15/19	200	220,294
		2,157,804
Illinois — 9.8%
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,150	1,113,142
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,500	2,849,000
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/32	1,090	1,097,466
5.00%, 1/01/34	480	466,349
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	280	304,049
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	397,429
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,625	1,758,981
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	399,840
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	1,845	2,036,751
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	550	634,546
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	815	904,088
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	1,790	1,869,136
Series B-2, 5.00%, 6/15/50	600	620,502
State of Illinois, GO, 5.00%, 2/01/39	745	770,561
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	215	240,342
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	390	432,272
5.00%, 4/01/44	475	525,721
		16,420,175

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 3.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	$365	$443,482
7.00%, 1/01/44	885	1,081,824
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,472,302
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	170,416
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	553,108
Sisters of St. Francis Health Services, 5.25%, 11/01/39	290	324,156
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	600	681,186
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	402,500
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	445	491,632
		5,620,606
Iowa — 2.4%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	830	885,751
5.25%, 12/01/25	660	736,184
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	730	778,457
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,765	1,566,226
		3,966,618
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	440	485,465
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (b)	565	391,726
		877,191
Louisiana — 3.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	2,000	2,217,420
Series A-1, 6.50%, 11/01/35	1,135	1,356,416
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	398,199
5.25%, 5/15/31	300	337,041
5.25%, 5/15/32	380	433,903
5.25%, 5/15/33	415	463,812
5.25%, 5/15/35	945	1,071,356
		6,278,147
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	970	1,108,225
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	970	1,044,845
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,108,700
		2,153,545

Municipal Bonds	Par (000)	Value
Michigan — 1.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$1,970	$2,115,721
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	410	431,656
		2,547,377
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	94,438
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	115	125,808
		220,246
Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	285	318,770
New Jersey — 3.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	475	504,184
5.25%, 11/01/44	370	394,805
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,551,437
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	785	914,713
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,625	1,688,879
Transportation System, Series B, 5.25%, 6/15/36	845	890,571
		5,944,589
New York — 8.4%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (e)	4,000	4,329,280
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,006,200
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (f)	900	915,228
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,292,434
5.25%, 11/15/39	400	458,856
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at 1 Bryant Park Project, Class 3, 6.38%, 7/15/49	420	478,716
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (f)	1,895	1,973,775
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (f)	160	174,142
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (f)	395	433,287
New York State Dormitory Authority, RB, Series A, 5.25%, 7/01/18 (g)	1,000	1,129,900
Port Authority of New York & New Jersey, ARB, Special Project, Series 8, 6.00%, 12/01/42	730	858,670
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,100	1,015,069
		14,065,557

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	23

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	$480	$538,046
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	260	293,956
		832,002
Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	2,295	1,863,012
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,650	2,975,764
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	375	393,574
		5,232,350
Pennsylvania — 1.3%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	580	614,788
Pennsylvania Economic Development Financing Authority, RB, AMT, Rapid Bridge Replacement Project, 5.00%, 12/31/38	275	296,984
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	720	739,346
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	579,457
		2,230,575
Rhode Island — 1.0%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	420	444,192
Series B, 4.50%, 6/01/45	1,230	1,206,089
		1,650,281
South Carolina — 1.2%
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,830	2,088,231
Texas — 5.6%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (c)(d)	1,500	97,500
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	730	850,121
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	525	602,884
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	280,053
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	210	244,753
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	700	799,855
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (a)	5,200	1,879,020
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34 (a)	3,000	1,225,110
HFDC of Central Texas, Inc., RB, Village at Gleannloch Farms, Series A, 5.50%, 2/15/27	1,150	1,168,503
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (g)	105	129,484
6.00%, 8/15/45	1,285	1,540,407

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$500	$603,680
		9,421,370
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	675	594,722
3.25%, 10/15/42	425	360,727
		955,449
Virginia — 1.9%
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,046,300
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,875	2,165,344
		3,211,644
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,020	1,183,557
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	100	106,583
Total Municipal Bonds — 66.8%		112,118,337

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
California — 5.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (g)	1,090	1,281,631
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	840	940,800
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	3,225	3,654,731
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,039	2,315,424
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	638,301
		8,830,887
Colorado — 3.1%
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiatives, 5.50%, 7/01/34 (i)	740	843,011
Sisters of Leavenworth Health System, 5.00%, 1/01/40	3,930	4,376,841
		5,219,852
Florida — 1.3%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,225,001
Illinois — 4.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (i)	4,995	5,142,253
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,785,442
		7,927,695

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Indiana — 7.4%
Carmel Redevelopment Authority, RB, Performing Arts Center (g):
4.75%, 2/01/16	$5,365	$5,544,835
5.00%, 2/01/16	6,580	6,812,932
		12,357,767
Massachusetts — 4.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	7,954,796
Nebraska — 3.1%
Omaha Public Power District, RB, Sub-Series B (NPFGC), 4.75%, 2/01/16 (g)(i)	5,000	5,168,950
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	660	748,977
New York — 23.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	4,780	5,322,733
Series FF-2, 5.50%, 6/15/40	495	569,073
Series HH, 5.00%, 6/15/31 (i)	2,835	3,241,837
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	6,509	7,487,522
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,135	7,021,998
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	2,220	2,568,740
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	11,240	12,988,382
		39,200,285
North Carolina — 9.3%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.75%, 12/01/34	15,170	15,538,310
Ohio — 3.1%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	4,634	5,205,272

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
South Carolina — 0.9%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	$1,530	$1,556,984
Texas — 10.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	11,000	12,198,010
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (i)	2,122	2,372,602
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,298,782
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,175	2,482,874
		18,352,268
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,829	2,008,325
Virginia — 2.0%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,295,214
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	1,989	2,173,703
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 82.0%		137,764,286
Total Long-Term Investments (Cost — $232,983,919) — 148.8%		249,882,623

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (j)(k)	364,342	364,342
Total Short-Term Securities (Cost — $364,342) — 0.2%		364,342
Total Investments (Cost — $233,348,261) — 149.0%		250,246,965
Other Assets Less Liabilities — 1.5%		2,586,009
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (50.5%)		(84,899,830)
Net Assets Applicable to Common Shares — 100.0%		$167,933,144

Notes to Schedule of Investments

(a)	Zero-coupon bond.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Variable rate security. Rate shown is as of report date.
(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires from May 31, 2015 to February 15, 2031, is $17,855,729.

(j)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	787,037	(422,695)	364,342	$532

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	25

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

(k)	Represents the current yield as of report date.
•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(72)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$9,243,000	$(127,211)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$249,882,623	—	$249,882,623
Short-Term Securities	$364,342	—	—	364,342
Total	$364,342	$249,882,623	—	$250,246,965

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(127,211)	—	—	$(127,211)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$103,000	—	—	$103,000
Liabilities:
TOB Trust Certificates	—	$(84,866,665)	—	(84,866,665)
Total	$103,000	$(84,866,665)	—	$(84,763,665)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments April 30, 2015	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,148,510
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,675,040
Series C, 5.00%, 1/01/21	2,500	2,871,125
		6,546,165
Arizona — 3.5%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 7/01/19 (a)	640	661,958
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,512,485
5.00%, 7/01/21	5,585	6,450,731
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,665,945
5.25%, 12/01/20	1,000	1,157,200
		11,448,319
California — 9.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	955,058
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,272,600
County of Riverside California Asset Leasing Corp., RB, Riverside County Hospital Project (NPFGC), 0.00%, 6/01/25 (b)	6,865	4,889,733
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 1/01/19	540	610,735
5.00%, 1/01/20	550	634,876
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,341,225
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,235,660
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	11,747,800
		29,687,687
Colorado — 1.6%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 8/15/19	125	135,635
4.00%, 8/15/20	150	163,604
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	596,081
4.00%, 12/01/20	580	625,553
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 0.00%, 9/01/22 (b)	4,500	3,755,655
		5,276,528
Florida — 3.7%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/22	5,160	5,752,110
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,395,200
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,588,317
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	500	583,745
Pine Island Community Development District, RB, 5.30%, 11/01/10 (c)(d)	250	140,238

Municipal Bonds	Par (000)	Value
Florida (concluded)
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13 (c)(d)	$3,530	$2,631,156
		12,090,766
Georgia — 2.4%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,824,046
Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	250	286,600
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,388,099
		1,674,699
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,408,441
5.00%, 11/15/20	1,440	1,608,034
		3,016,475
Illinois — 14.4%
City of Chicago Illinois Motor Fuel Tax, Refunding RB, 5.00%, 1/01/20	1,000	1,113,700
City of Chicago Illinois, O’Hare International Airport, GARB, 3rd Lien, Series A (AMBAC):
5.00%, 1/01/21	5,000	5,159,100
5.00%, 1/01/22	7,000	7,222,250
Illinois Finance Authority, Refunding RB:
5.00%, 9/01/20	920	1,023,012
Series A, 5.00%, 11/15/20	1,000	1,169,350
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding (AGM), 5.25%, 12/01/20	1,000	1,192,210
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 6/15/22 (b)	13,455	11,016,416
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	11,562,800
State of Illinois, GO, 5.00%, 7/01/20	5,255	5,837,044
State of Illinois, RB, Series B:
5.00%, 6/15/19 (e)	515	592,034
5.00%, 6/15/20	1,485	1,701,498
		47,589,414
Indiana — 5.1%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,250	2,891,330
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	2,465	2,620,369
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	600	701,970
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	10,696,500
		16,910,169
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	5,320	5,746,504
Kansas — 2.4%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20 (b)	6,440	5,152,902

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	27

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Kansas (concluded)
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.25%, 11/15/20	$2,500	$2,919,100
		8,072,002
Kentucky — 2.1%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,274,302
5.00%, 12/01/20	1,430	1,670,040
Kentucky Housing Corp., RB, S/F Housing, Series C, AMT, 4.63%, 7/01/22	2,000	2,040,480
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project (b):
0.00%, 7/01/19	255	223,477
0.00%, 7/01/20	1,000	844,350
		7,052,649
Louisiana — 0.8%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/20	400	461,608
Parish of DeSoto Louisiana, RB, Series A, AMT, 5.85%, 11/01/27	2,000	2,006,700
		2,468,308
Maryland — 1.4%
County of Anne Arundel Consolidated, Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester and Farmington Village Project:
4.00%, 7/01/19	285	310,550
5.00%, 7/01/20	500	573,445
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,250	1,377,813
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,497,403
University of Maryland, Medical System, 5.00%, 7/01/19	670	760,644
		4,519,855
Massachusetts — 0.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/20	1,000	1,113,700
Michigan — 4.1%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 9/01/20	1,500	1,524,180
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,435	1,554,277
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,092,340
Michigan Finance Authority, Refunding RB, AMT:
5.00%, 11/01/19	1,940	2,159,569
5.00%, 11/01/20	1,800	2,025,036
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	378,827
Series 2-A, 4.00%, 10/15/20	1,205	1,342,189
State of Michigan Trunk Line, Refunding RB:
5.00%, 11/01/20	1,000	1,156,230
5.00%, 11/01/21	2,000	2,313,900
		13,546,548
Missouri — 1.2%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,493,410
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	500	581,235
		4,074,645

Municipal Bonds	Par (000)	Value
Multi-State — 3.2%
Centerline Equity Issuer Trust (a)(f):
Series A-4-1, 5.75%, 5/15/15	$1,000	$1,000,830
Series A-4-2, 6.00%, 5/15/19	2,500	2,838,650
Series B-3-1, 6.00%, 5/15/15	4,000	4,000,000
Series B-3-2, 6.30%, 5/15/19	2,500	2,864,075
		10,703,555
Nebraska — 1.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,921,435
Nevada — 2.6%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	572,210
5.00%, 7/01/20	1,000	1,162,910
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,222,800
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,390	1,502,340
		8,460,260
New Jersey — 4.4%
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 7/01/20	250	287,118
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,771,350
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,182,760
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,200,651
Seton Hall University, Series D, 5.00%, 7/01/20	650	745,134
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (g)	2,500	2,941,625
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,273,145
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 6/15/20	2,000	2,209,000
		14,610,783
New Mexico — 0.3%
City of Farmington New Mexico, Refunding RB, 1.88%, 4/01/29 (h)	1,000	996,610
New York — 8.5%
Build NYC Resource Corp., Refunding RB, AMT, 3.75%, 1/01/20 (a)	1,000	1,034,270
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 6/01/19	400	451,380
5.00%, 6/01/20	450	513,986
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (h):
7.63%, 8/01/25	3,885	4,204,813
7.75%, 8/01/31	5,000	5,420,800
New York Mortgage Agency, Refunding RB, S/F Housing, 35th Series, AMT, 4.50%, 10/01/20	1,970	1,973,704
New York State Energy Research & Development Authority, Refunding RB:
2.00%, 2/01/29 (h)	3,000	2,999,070
Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	8,500	8,740,635
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	1,013,880
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,525	1,743,959
		28,096,497

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina — 2.3%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/21	$1,550	$1,755,421
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,766,700
		7,522,121
Ohio — 2.7%
Ohio State Water Development Authority, Refunding RB, Series B, 4.00%, 12/01/33 (h)	5,300	5,600,298
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 6/30/19	945	1,060,611
5.00%, 12/31/19	830	940,390
5.00%, 6/30/20	1,000	1,137,090
		8,738,389
Oklahoma — 0.9%
County of Canadian Oklahoma Educational Facilities Authority, RB, Mustang Public Schools Project, 4.50%, 9/01/20	1,500	1,676,220
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,230,262
		2,906,482
Pennsylvania — 7.7%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (h)	3,405	3,514,266
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/19	1,300	1,388,621
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/20	3,830	4,382,937
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,350,827
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,214,338
4.00%, 10/01/20	1,210	1,263,918
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 5/01/20	1,575	1,816,479
University of the Sciences in Philadelphia, 5.00%, 11/01/19	1,030	1,169,689
Widener University, 5.00%, 7/15/20	600	682,308
Pennsylvania Housing Finance Agency, Refunding RB, S/F Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	463,712
2.55%, 4/01/20	850	860,820
2.65%, 10/01/20	865	878,338
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,737,120
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,138,260
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,148,240
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	413,865
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	385,229
4.00%, 7/01/20	465	494,434
		25,303,401
Rhode Island — 1.3%
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,351,809

Municipal Bonds	Par (000)	Value
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	$2,000	$2,310,260
Texas — 15.7%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19	800	917,992
5.75%, 1/01/20	1,140	1,331,303
Central Texas Turnpike System, RB, CAB (AMBAC) (b):
0.00%, 8/15/21 (g)	1,825	1,635,054
0.00%, 8/15/24 (g)	1,295	1,045,065
Series A, 0.00%, 8/15/21	6,165	5,360,653
Series A, 0.00%, 8/15/24	7,155	5,307,221
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 8/15/42 (h)	2,500	2,879,125
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,829,900
City of Houston Texas Airport System, Refunding RB:
Subordinate Lien, Series B, 5.00%, 7/01/20	250	288,518
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 7/01/20	5,000	5,304,800
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	4,242,010
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,789,600
New Hope Cultural Education Facilities Corp., RB:
4.00%, 4/01/20	180	193,459
4.00%, 4/01/20	585	628,740
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 4/01/19	345	367,925
4.00%, 4/01/20	415	445,233
North Texas Tollway Authority, Refunding RB:
Series A, 5.00%, 1/01/20	600	686,766
Series C, 5.25%, 1/01/20	1,000	1,132,990
Series C, 5.38%, 1/01/21	5,000	5,669,950
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/20	5,000	5,748,200
		51,804,504
Virginia — 1.6%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,364,880
County of Hanover Virginia EDC, Refunding RB, Covenant Woods, Series A, 3.00%, 7/01/15	465	465,981
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,729,500
Virginia College Building Authority, Refunding RB, Series A:
5.00%, 7/01/19	425	466,986
5.00%, 7/01/20	335	371,930
		5,399,277
Washington — 2.5%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	3,093,116
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	291,548
5.00%, 10/01/42 (h)	4,000	4,728,760
		8,113,424
Wisconsin — 1.0%
State of Wisconsin, Refunding RB, Series A, 5.25%, 5/01/20	1,000	1,157,260

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	29

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., 5.00%, 4/01/20	$1,515	$1,728,524
ThedaCare, Inc., 5.00%, 12/15/20	250	292,143
		3,177,927
Total Municipal Bonds — 114.1%		376,223,723

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Illinois — 1.7%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,591,150
Total Long-Term Investments (Cost — $357,006,745) — 115.8%		381,814,873

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (j)(k)	828,428	$828,428
Total Short-Term Securities (Cost — $828,428) — 0.2%		828,428
Total Investments (Cost — $357,835,173) — 116.0%		382,643,301
Other Assets Less Liabilities — 1.4%		4,620,065
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.1%)		(3,753,756)
AMPS Shares, at Liquidation Value — (16.3%)		(53,700,000)
Net Assets Applicable to Common Shares — 100.0%		$329,809,610

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Non-income producing security.

(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Security is collateralized by municipal or U.S. Treasury obligations.

(h)	Variable rate security. Rate shown is as of report date.

(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(j)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	2,353,008	(1,524,580)	828,428	$3,640

(k)	Represents the current yield as of report date.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

As of April 30, 2015, the following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$381,814,873	—	$381,814,873
Short-Term Securities	$828,428	—	—	828,428
Total	$828,428	$381,814,873	—	$382,643,301
[1]	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, TOB Trust Certificates of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	31

Schedule of Investments April 30, 2015	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$2,910	$2,924,492
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,555	1,689,150
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,502,227
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,443,437
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,113,870
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	4,080	4,757,239
		20,430,415
Arizona — 3.0%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	11,383,147
5.00%, 12/01/37	7,460	8,466,280
		19,849,427
California — 13.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	4,445	5,225,675
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,441,922
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,791,120
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	290	316,471
5.25%, 8/15/49	715	778,807
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	2,970	3,204,244
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	11,690	13,277,034
5.25%, 5/15/39	1,560	1,765,904
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	830,663
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (c)	17,855	222,473
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	7,000	7,843,290
Murrieta Community Facilities District Special Tax California, Special Tax Bonds, District No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34	4,890	4,900,073
Riverside County Transportation Commission, RB, CAB, Senior Lien, Series B (c):
0.00%, 6/01/41	5,000	1,311,200
0.00%, 6/01/42	6,000	1,491,480
0.00%, 6/01/43	5,000	1,177,500
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/34	3,500	1,560,440
0.00%, 8/01/36	4,000	1,622,880
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,970	5,960,571
6.50%, 4/01/33	20,410	24,331,578
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,668,001
Sub-Series I-1, 6.38%, 11/01/34	2,315	2,816,059
		90,537,385

Municipal Bonds	Par (000)	Value
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 7/01/34	$4,205	$4,791,766
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,160	1,229,450
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	2,530	2,564,610
		8,585,826
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	3,000,377
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,561,086
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,981,959
		13,543,045
District of Columbia — 4.3%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,721,418
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,037,073
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,079,882
5.25%, 10/01/44	2,465	2,756,116
		28,594,489
Florida — 2.6%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,665	1,821,277
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,590,263
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	638,778
5.00%, 6/01/36	125	132,729
5.13%, 6/01/42	1,925	2,055,900
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	5,885	7,729,241
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	3,590	2,678,391
		17,646,579
Georgia — 2.0%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	4,370	4,934,954
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,010	1,160,823
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,894,843
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	5,000	5,623,750
		13,614,370
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	3,024,367
Illinois — 19.0%
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	8,680	8,401,806
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	11,385	13,784,503

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, GO, Project, 5.00%, 1/01/34	$6,270	$6,091,681
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/32	6,155	6,197,162
5.00%, 1/01/34	2,500	2,428,900
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,605	1,742,853
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,268,658
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	7,625	8,253,681
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,742,160
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	11,734,776
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,103,128
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,645,755
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	470	470,052
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,095	5,703,802
Senior, Series C, 5.00%, 1/01/37	5,455	6,092,580
Series A, 5.00%, 1/01/38	4,550	5,047,360
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	14,710	15,360,329
Series B-2, 5.00%, 6/15/50	3,905	4,038,434
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	1,035,884
6.00%, 6/01/28	2,245	2,644,273
State of Illinois, GO:
5.00%, 2/01/39	2,990	3,092,587
Series A, 5.00%, 4/01/38	9,030	9,321,579
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,240	1,386,159
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,565	1,734,630
5.00%, 4/01/44	1,910	2,113,950
		126,436,682
Indiana — 4.3%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	2,680	2,770,262
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,525	1,852,906
7.00%, 1/01/44	3,680	4,498,432
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	1,570	1,396,735
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	7,224,017
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	937,288
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	3,089,961
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,655	1,849,926
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,150	2,472,500
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,490	2,750,927
		28,842,954

Municipal Bonds	Par (000)	Value
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$1,880	$2,030,720
5.50%, 12/01/22	4,595	4,903,646
5.25%, 12/01/25	2,125	2,370,289
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,845	3,033,851
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	2,920	2,591,149
		14,929,655
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,915	2,112,877
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (f)	2,325	1,611,969
		3,724,846
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,809,848
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,252,666
5.25%, 5/15/31	1,690	1,898,664
5.25%, 5/15/32	2,160	2,466,396
5.25%, 5/15/33	2,345	2,620,819
5.25%, 5/15/35	985	1,116,704
		18,165,097
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	855	920,972
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,235	2,477,944
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	4,295	4,812,934
Montgomery County Housing Opportunities Commission, RB, Series D, AMT, 5.50%, 1/01/38	150	153,473
		8,365,323
Massachusetts — 0.9%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	2,775	2,865,853
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	2,535	2,843,662
		5,709,515
Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,665	9,305,950
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,870	3,352,648
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	3,028,374
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,710	1,800,322
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,426,145
		21,913,439

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	33

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 2.1%
City of Gulfport Mississippi, RB, Memorial Hospital at Gulfport Project, Series A, 5.75%, 7/01/31	$14,025	$14,067,776
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	549,965
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,200,547
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	480	525,110
		3,275,622
Nebraska — 1.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,610	1,800,769
5.00%, 9/01/42	2,815	3,065,085
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,610,329
County of Hall Nebraska School District No. 2, GO, Grand Island Public Schools, 5.00%, 12/15/39	1,760	1,990,982
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	600	660,426
		11,127,591
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	4,550	4,726,540
New Jersey — 7.9%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,000	2,122,880
5.25%, 11/01/44	1,565	1,669,918
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (d)(e)	3,680	182,712
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	3,830	4,196,110
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	2,035	2,286,302
Private Activity Bond, The Goethals Bridge Replacement Project, 5.38%, 1/01/43	2,285	2,527,073
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,951,680
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	8,150	8,951,389
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	6,815	7,082,898
Transportation System, Series A, 5.50%, 6/15/41	8,000	8,764,000
Transportation System, Series B, 5.25%, 6/15/36	4,810	5,069,403
		52,804,365
New York — 13.4%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (g):
8.00%, 8/01/28	5,000	5,434,800
7.75%, 8/01/31	22,140	24,003,302
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Revenue, Fiscal 2015, Series B, Sub-Series B-1, 5.00%, 8/01/39	2,500	2,825,750

Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	$4,805	$5,407,018
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	3,600	3,660,912
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,909	2,112,577
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,330,571
5.25%, 11/15/39	1,650	1,892,781
New York Counties Tobacco Trust II, RB, 5.75%, 6/01/43	5,000	5,049,900
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at 1 Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,735,520
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	9,610	10,009,488
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	660	718,337
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	1,655	1,815,419
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/37	6,655	7,484,479
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,575	1,632,157
Port Authority of New York & New Jersey, JFK International Air Terminal LLC Project, ARB, Special Project, Series 8:
6.00%, 12/01/36	2,525	2,970,057
6.00%, 12/01/42	1,960	2,305,470
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,600	4,244,834
		89,633,372
North Carolina — 4.2%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	12,140,796
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/38	10,000	11,218,800
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,750	3,082,557
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,277,578
		27,719,731
Ohio — 2.9%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	6,125	6,877,946
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,280	1,411,111
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	5,450	5,881,749
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.25%, 12/01/36	3,760	3,796,848
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,585	1,663,505
		19,631,159

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 1.6%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	$2,395	$2,538,652
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	4,197,255
Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/38	1,150	1,241,931
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,401,403
		10,379,241
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	5,175	5,074,398
South Carolina — 3.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,455	7,168,988
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	13,767,492
		20,936,480
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,660	2,934,858
Texas — 14.6%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	4,370	284,050
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,210	4,902,756
Sub-Lien, 5.00%, 1/01/33	700	760,487
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	385	423,623
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	2,970	3,410,600
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,360,630
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	16,425	19,457,876
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/43	380	442,886
7.00%, 1/01/48	500	576,770
County of Harris Texas-Houston Sports Authority, Refunding RB (NPFGC) (c):
3rd Lien, Series A-3, 0.00%, 11/15/37	26,120	7,789,768
CAB, Junior Lien, Series H, 0.00%, 11/15/35	5,000	1,821,450
CAB, Senior Lien, Series A, 0.00%, 11/15/38	12,580	3,936,156
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (c):
0.00%, 9/15/40	9,780	3,042,949
0.00%, 9/15/41	5,420	1,596,461
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	2,045	2,139,929
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Stephenville III, LLC., 5.00%, 4/01/35	355	381,412
North Texas Tollway Authority, Refunding RB:
2nd Tier System, Series F, 6.13%, 1/01/16 (a)	12,180	12,652,340
Series A, 5.00%, 1/01/35	2,255	2,487,513
Series A, 5.00%, 1/01/38	1,795	1,963,281

Municipal Bonds	Par (000)	Value
Texas (concluded)
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	$585	$721,410
6.00%, 8/15/45	7,345	8,804,892
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,835	3,093,524
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	7,244,160
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	6,048,396
		97,343,319
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	1,940	1,709,276
3.25%, 10/15/42	3,010	2,554,797
		4,264,073
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,155	3,461,350
6.00%, 1/01/37	5,695	6,576,871
		10,038,221
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,420	5,128,747
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,823,910
Total Municipal Bonds — 124.1%		827,823,194

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	4,548	4,814,335
California — 5.3%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	5,115	5,728,800
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	18,540	21,010,455
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	4,500	4,926,150
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	3,260	3,760,798
		35,426,203
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,600	8,078,952
Series C-7, 5.00%, 9/01/36	4,860	5,168,756
		13,247,708

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	35

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$9,397	$10,097,837
Series X-3, 4.85%, 7/01/37	9,366	10,051,065
		20,148,902
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	7,565,002
Massachusetts — 0.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	4,950,770
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	3,988	4,527,905
New York — 9.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	3,075	3,535,152
Series HH, 5.00%, 6/15/31 (i)	16,393	18,747,764
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	3,130	3,599,991
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,865	23,881,662
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	12,610	14,590,905
		64,355,474
Texas — 3.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,900	5,433,659
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,381,965

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas (concluded)
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	$6,001	$6,849,308
		19,664,932
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,150	7,852,224
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,767	11,912,281
Washington — 3.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,459	5,936,432
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	14,487	16,242,712
		22,179,144
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.5%		216,644,880
Total Long-Term Investments (Cost — $964,347,346) — 156.6%		1,044,468,074

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (j)(k)	4,155,414	4,155,414
Total Short-Term Securities (Cost — $4,155,414) — 0.6%		4,155,414
Total Investments (Cost — $968,502,760) — 157.2%		1,048,623,488
Other Assets Less Liabilities — 1.8%		11,952,198
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.4%)		(122,713,117)
VMTP Shares, at Liquidation Value — (40.6%)		(270,800,000)
Net Assets Applicable to Common Shares — 100.0%		$667,062,569

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	Variable rate security. Rate shown is as of report date.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $25,981,887.

(j)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	14,688,018	(10,532,604)	4,155,414	$5,784

(k)	Represents the current yield as of report date.

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(348)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$44,674,500	$(594,605)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,044,468,074	—	$1,044,468,074
Short-Term Securities	$4,155,414	—	—	4,155,414
Total	$4,155,414	$1,044,468,074	—	$1,048,623,488

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(594,605)	—	—	$(594,605)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$494,000	—	—	$494,000
Liabilities:
TOB Trust Certificates	—	$(122,687,927)	—	(122,687,927)
VMTP Shares	—	(270,800,000)	—	(270,800,000)
Total	$494,000	$(393,487,927)	—	$(392,993,927)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	37

Schedule of Investments April 30, 2015	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$465	$467,316
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	1,115	1,335,391
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	655	763,723
		2,566,430
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	525	525,074
5.00%, 6/01/46	530	416,246
		941,320
Arizona — 1.1%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,134,890
California — 8.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	720	846,453
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,206,475
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	400	452,920
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	45	49,108
5.25%, 8/15/49	115	125,263
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	475	512,463
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	1,875	2,129,550
5.25%, 5/15/39	250	282,997
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	132,782
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (c)	3,095	38,564
State of California, GO, Various Purposes:
6.00%, 3/01/33	800	959,448
6.50%, 4/01/33	650	774,891
State of California Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	915	1,070,962
Various Capital Projects, Series I, 5.00%, 11/01/38	240	267,773
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	375	456,165
		9,305,814
Colorado — 1.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	680	774,887
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	440	446,019
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	366,970
		1,587,876

Municipal Bonds	Par (000)	Value
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$820	$943,861
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,318,271
		2,262,132
District of Columbia — 3.4%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	733,456
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,340	1,691,737
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	174,526
5.25%, 10/01/44	1,000	1,118,100
		3,717,819
Florida — 2.2%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	265	289,873
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	950	1,247,711
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	765	855,920
		2,393,504
Georgia — 2.2%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	590	666,275
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	160	183,893
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	304,324
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	1,095	1,231,601
		2,386,093
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	483,217
Illinois — 22.7%
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,400	1,355,130
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	1,500	1,709,400
Series C, 6.50%, 1/01/41	1,855	2,245,960
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,000	971,560
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	1,000	1,006,850
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	260	282,331
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	800	908,688
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	364,310
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,415	1,531,667
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	279,888
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	338,498
Central Dupage Health, Series B, 5.50%, 11/01/39	2,500	2,884,300
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	145	145,016

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	$815	$912,384
Senior, Series C, 5.00%, 1/01/37	875	977,270
Series A, 5.00%, 1/01/38	730	809,796
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/44 (c)	2,980	757,158
Series B (AGM), 5.00%, 6/15/50	1,280	1,336,589
Series B-2, 5.00%, 6/15/50	785	811,823
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	204,836
6.00%, 6/01/28	940	1,107,179
State of Illinois, GO:
5.00%, 2/01/39	480	496,469
Series A, 5.00%, 4/01/35	1,000	1,039,040
Series A, 5.00%, 4/01/38	1,135	1,171,649
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	200	223,574
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	250	277,098
5.00%, 4/01/44	310	343,102
		24,491,565
Indiana — 4.5%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	295	304,936
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	245	297,680
7.00%, 1/01/44	1,090	1,332,416
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,168,675
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	149,114
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	494,606
Sisters of St. Francis Health Services, 5.25%, 11/01/39	270	301,801
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	402,500
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	400	441,916
		4,893,644
Iowa — 2.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	300	324,051
5.50%, 12/01/22	730	779,034
5.25%, 12/01/25	145	161,737
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	460	490,535
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,145	1,016,050
		2,771,407
Kentucky — 3.9%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	310	342,032
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (c)	5,000	3,590,200
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	375	259,995
		4,192,227

Municipal Bonds	Par (000)	Value
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	$1,055	$1,260,809
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	364,067
5.25%, 5/15/31	270	303,337
5.25%, 5/15/32	345	393,938
5.25%, 5/15/33	375	419,108
5.25%, 5/15/35	160	181,394
		2,922,653
Maryland — 1.9%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	145,417
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,108,700
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	690	773,207
		2,027,324
Massachusetts — 0.4%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	445	459,569
Michigan — 4.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,925	2,067,392
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	465	543,199
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	435	487,905
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	275	289,526
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	500	523,185
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,000	1,235,880
		5,147,087
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	88,883
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	330	356,846
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	80	87,518
		533,247
Nebraska — 1.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	260	290,808
5.00%, 9/01/42	455	495,422
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	792,511
County of Hall Nebraska School District No. 2, GO, Grand Island Public Schools, 5.00%, 12/15/39	300	339,372
		1,918,113

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	39

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	$880	$914,144
New Jersey — 8.7%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	320	339,661
5.25%, 11/01/44	250	266,760
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (e)(f)	645	32,024
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	1,090	1,199,338
Continental Airlines, Inc. Project, 5.25%, 9/15/29	145	158,861
Private Activity Bond, The Goethals Bridge Replacement Project, 5.38%, 1/01/43	500	552,970
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	821,494
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,625	1,784,786
Series E, 5.25%, 1/01/40	1,355	1,500,391
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,090	1,132,848
Transportation System, Series A, 5.50%, 6/15/41	575	629,912
Transportation System, Series B, 5.25%, 6/15/36	775	816,796
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	165	185,452
		9,421,293
New York — 11.0%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (g)	3,000	3,252,480
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,006,200
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Revenue, Fiscal 2015, Series B, Sub-Series B-1, 5.00%, 8/01/39	500	565,150
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	866,473
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	600	610,152
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	314	347,593
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	861,623
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at 1 Bryant Park Project, Class 3, 6.38%, 7/15/49	385	438,823
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	1,555	1,619,641
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	105	114,281
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	265	290,686
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	330	341,976
Port Authority of New York & New Jersey, JFK International Air Terminal LLC Project, ARB, Special Project, Series 8:
6.00%, 12/01/36	410	482,267
6.00%, 12/01/42	395	464,623
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	700	645,953
		11,907,921

Municipal Bonds	Par (000)	Value
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	$440	$493,209
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	185	209,161
		702,370
Ohio — 1.4%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	210	231,510
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	885	955,110
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	255	267,630
		1,454,250
Oregon — 0.7%
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project, 5.00%, 7/01/44	715	786,736
Pennsylvania — 2.0%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	385	408,092
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	676,068
Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/38	185	199,789
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	480	492,898
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	384,447
		2,161,294
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	830	813,865
South Carolina — 2.4%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,040	1,155,035
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,220	1,392,154
		2,547,189
Tennessee — 1.7%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	430	474,432
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Childrens Research Hospital, 5.00%, 7/01/31	1,270	1,328,750
		1,803,182
Texas — 13.2%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (e)(f)	730	47,450
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	680	791,894
Sub-Lien, 5.00%, 1/01/33	115	124,937
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	190	209,061
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	475	545,466

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	$485	$543,302
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	135	143,162
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	2,730	3,234,094
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	230	275,453
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	145	167,263
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (c)	4,750	1,486,227
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	4,485	1,620,655
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (a)	500	601,230
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	640	227,782
North Texas Tollway Authority, Refunding RB:
2nd Tier System, Series F, 6.13%, 1/01/16 (a)	1,025	1,064,750
Series A, 5.00%, 1/01/35	365	402,635
Series A, 5.00%, 1/01/38	290	317,188
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	95	117,152
6.00%, 8/15/45	1,175	1,408,543
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	603,680
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	326,139
		14,258,063
Virginia — 5.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,028,220
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,500	2,765,775
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	250	274,275
6.00%, 1/01/37	1,845	2,130,698
		6,198,968
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	715	829,650
Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/31	2,000	2,120,180
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,116,453
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.00%, 1/01/42	95	101,254
5.38%, 1/01/42	500	546,785
		1,764,492
Total Municipal Bonds — 124.1%		133,819,528

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	$760	$804,152
California — 5.4%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	855	957,600
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	2,970	3,365,752
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	740	810,078
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	638,301
		5,771,731
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,210	1,286,254
Series C-7, 5.00%, 9/01/36	780	829,553
		2,115,807
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,697,296
Series X-3, 4.85%, 7/01/37	1,541	1,653,701
		3,350,997
Massachusetts — 0.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	805,549
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	645	731,955
New York — 6.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	510	586,318
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	500	575,079
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,862,957
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	2,030	2,348,893
		7,373,247
Texas — 5.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	780	864,950
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (i)	2,142	2,394,985
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,198,876
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	975	1,113,012
		5,571,823
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,154	1,267,550
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	1,785	1,974,319

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	41

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	$900	$978,533
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	2,400	2,690,304
		3,668,837
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.0%		33,435,967
Total Long-Term Investments (Cost — $152,892,393) — 155.1%		167,255,495

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (j)(k)	778,976	$778,976
Total Short-Term Securities (Cost — $778,976) — 0.7%		778,976
Total Investments (Cost — $153,671,369) — 155.8%		168,034,471
Other Assets Less Liabilities — 1.9%		2,026,530
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.9%)		(19,312,410)
VMTP Shares, at Liquidation Value — (39.8%)		(42,900,000)
Net Assets Applicable to Common Shares — 100.0%		$107,848,591

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031, is $4,045,248.

(j)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	2,167,802	(1,388,826)	778,976	$646

(k)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(56)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$7,189,000	$(95,755)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)

As of April 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$167,255,495	—	$167,255,495
Short-Term Securities	$778,976	—	—	778,976
Total	$778,976	$167,255,495	—	$168,034,471

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(95,755)	—	—	$(95,755)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$114,000	—	—	$114,000
Liabilities:
TOB Trust Certificates	—	$(19,308,550)	—	(19,308,550)
VMTP Shares	—	(42,900,000)	—	(42,900,000)
Total	$114,000	$(62,208,550)	—	$(62,094,550)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	43

Statements of Assets and Liabilities

April 30, 2015	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)
Assets
Investments at value — unaffiliated[1]	$426,366,580	$249,882,623	$381,814,873	$1,044,468,074	$167,255,495
Investments at value — affiliated[2]	4,608,232	364,342	828,428	4,155,414	778,976
Cash pledged for financial futures contracts	495,000	103,000	—	494,000	114,000
Interest receivable	5,017,361	3,457,779	4,891,833	15,658,193	2,512,510
Investments sold receivable	—	15,000	100,000	—	60,000
Variation margin receivable on financial futures contracts	49,080	10,125	—	48,939	7,875
Prepaid expenses	29,773	8,205	12,334	43,593	26,081
Total assets	436,566,026	253,841,074	387,647,468	1,064,868,213	170,754,937

Accrued Liabilities
Investments purchased payable	4,002,473	—	—	—	—
Income dividends payable — Common Shares	1,322,294	778,490	62,390	3,360,154	518,648
Investment advisory fees payable	125,156	139,385	159,753	526,798	84,446
Officer’s and Trustees’ fees payable	62,687	19,292	48,352	248,236	14,114
Administration fees payable	53,638	—	—	—	—
Interest expense and fees payable	6,122	33,165	3,756	25,190	3,860
Other accrued expenses payable	100,775	70,933	112,614	157,339	76,728
Total accrued liabilities	5,673,145	1,041,265	386,865	4,317,717	697,796

Other Liabilities
TOB Trust Certificates	28,684,555	84,866,665	3,750,000	122,687,927	19,308,550
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	42,900,000
Total other liabilities	154,584,555	84,866,665	3,750,000	393,487,927	62,208,550
Total liabilities	160,257,700	85,907,930	4,136,865	397,805,644	62,906,346

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—	—	53,700,993	—	—
Net Assets Applicable to Common Shareholders	$276,308,326	$167,933,144	$329,809,610	$667,062,569	$107,848,591

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,504,459	$191,003,998	$293,569,576	$604,281,413	$103,442,631
Undistributed net investment income	2,229,406	1,561,741	11,484,375	9,339,206	1,094,120
Accumulated net realized loss	(2,999,513)	(41,404,088)	(52,469)	(26,084,173)	(10,955,507)
Net unrealized appreciation (depreciation)	38,573,974	16,771,493	24,808,128	79,526,123	14,267,347
Net Assets Applicable to Common Shareholders	$276,308,326	$167,933,144	$329,809,610	$667,062,569	$107,848,591
Net asset value, per Common Share	$16.09	$12.51	$16.30	$14.91	$14.76

[1] Investments at cost — unaffiliated	$387,398,171	$232,983,919	$357,006,745	$964,347,346	$152,892,393

[2] Investments at cost — affiliated	$4,608,232	$364,342	$828,428	$4,155,414	$778,976

[3] Preferred Shares outstanding	1,259	—	2,148	2,708	429

[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	7,121	—	unlimited	unlimited	unlimited

[5] Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001

[6] Common Shares outstanding	17,172,666	13,422,247	20,236,628	44,742,403	7,304,904

[7] Common Shares authorized	199,992,879	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2015

Statements of Operations

Year Ended April 30, 2015	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)
Investment Income
Interest	$19,450,164	$11,696,743	$14,797,904	$49,880,547	$7,930,015
Interest — affiliated	2,869	532	3,640	5,784	646
Total income	19,453,033	11,697,275	14,801,544	49,886,331	7,930,661

Expenses
Investment advisory	1,499,466	1,674,510	1,964,059	6,355,141	1,019,304
Administration	642,628	—	—	—	—
Professional	81,005	63,866	82,622	165,526	61,570
Accounting services	60,231	19,996	54,990	74,975	31,007
Rating agency	33,435	—	10,979	33,435	33,435
Transfer agent	32,953	22,144	53,367	52,100	21,312
Officer and Trustees	26,462	15,320	30,022	66,051	10,067
Custodian	25,687	11,645	22,858	45,661	11,365
Remarketing fees on Preferred Shares	—	—	88,068	—	—
Printing	11,233	8,548	10,524	17,569	8,456
Registration	9,412	9,355	9,384	15,668	9,364
Miscellaneous	45,333	30,752	44,071	71,494	34,664
Total expenses excluding interest expense, fees and amortization of offering costs	2,467,845	1,856,136	2,370,944	6,897,620	1,240,544
Interest expense, fees and amortization of offering costs[1]	1,541,234	597,992	22,411	3,721,181	602,282
Total expenses	4,009,079	2,454,128	2,393,355	10,618,801	1,842,826
Less fees waived by the Manager	(1,976)	(402)	(2,322)	(4,846)	(562)
Total expenses after fees waived	4,007,103	2,453,726	2,391,033	10,613,955	1,842,264
Net investment income	15,445,930	9,243,549	12,410,511	39,272,376	6,088,397

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,931,725	1,064,657	798,069	1,900,961	417,188
Financial futures contracts	(1,245,930)	(416,224)	—	(3,432,598)	(547,796)
	3,685,795	648,433	798,069	(1,531,637)	(130,608)
Net change in unrealized appreciation (depreciation) on:
Investments	10,396,478	6,518,008	2,011,193	31,731,637	5,300,277
Financial futures contracts	(324,669)	(121,599)	—	(369,497)	(59,364)
	10,071,809	6,396,409	2,011,193	31,362,140	5,240,913
Net realized and unrealized gain	13,757,604	7,044,842	2,809,262	29,830,503	5,110,305

Distributions to AMPS Shareholders From
Net investment income	—	—	(63,485)	—	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$29,203,534	$16,288,391	$15,156,288	$69,102,879	$11,198,702

1 Related to TOB Trusts and/or Preferred Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	45

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014
Operations
Net investment income	$15,445,930	$16,097,220	$9,243,549	$9,590,121
Net realized gain (loss)	3,685,795	(3,007,725)	648,433	(1,821,794)
Net change in unrealized appreciation (depreciation)	10,071,809	(13,983,417)	6,396,409	(8,941,577)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	29,203,534	(893,922)	16,288,391	(1,173,250)

Distributions to Common Shareholders From[1]
Net investment income	(16,287,864)	(16,474,796)	(9,623,751)	(9,986,152)

Capital Share Transactions
Reinvestment of common distributions	94,320	153,255	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	13,009,990	(17,215,463)	6,664,640	(11,159,402)
Beginning of year	263,298,336	280,513,799	161,268,504	172,427,906
End of year	$276,308,326	$263,298,336	$167,933,144	$161,268,504
Undistributed net investment income, end of year	$2,229,406	$2,964,057	$1,561,741	$1,986,539

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014
Operations
Net investment income	$12,410,511	$15,021,001	$39,272,376	$41,546,552
Net realized gain (loss)	798,069	649,633	(1,531,637)	(6,905,217)
Net change in unrealized appreciation (depreciation)	2,011,193	(11,991,297)	31,362,140	(44,394,070)
Distributions to AMPS Shareholders from net investment income	(63,485)	(155,085)	—	—
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	15,156,288	3,524,252	69,102,879	(9,752,735)

Distributions to Common Shareholders From[1]
Net investment income	(13,509,973)	(16,351,196)	(40,617,153)	(40,558,222)

Capital Share Transactions
Reinvestment of common distributions	—	—	—	180,644

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	1,646,315	(12,826,944)	28,485,726	(50,130,313)
Beginning of year	328,163,295	340,990,239	638,576,843	688,707,156
End of year	$329,809,610	$328,163,295	$667,062,569	$638,576,843
Undistributed net investment income, end of year	$11,484,375	$13,764,307	$9,339,206	$10,627,072

1Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2015

Statements of Changes in Net Assets

	BlackRock Strategic Municipal Trust (BSD)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014
Operations
Net investment income	$6,088,397	$6,293,684
Net realized loss	(130,608)	(1,316,968)
Net change in unrealized appreciation (depreciation)	5,240,913	(7,016,152)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	11,198,702	(2,039,436)

Distributions to Common Shareholders From[1]
Net investment income	(6,418,819)	(6,495,251)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	4,779,883	(8,534,687)
Beginning of year	103,068,708	111,603,395
End of year	$107,848,591	$103,068,708
Undistributed net investment income, end of year	$1,094,120	$1,354,019
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	47

Statements of Cash Flows
Year Ended April 30, 2015	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$29,203,534	$16,288,391	$69,102,879	$11,198,702
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(111,013)	22,495	(526,656)	(93,620)
Increase in variation margin receivable on financial futures contracts	(49,080)	(10,125)	(48,939)	(7,875)
Decrease in prepaid expenses	1,773	3,038	6,155	324
(Increase) decrease in cash pledged for financial futures contracts	20,000	(2,000)	495,000	94,000
Increase in investment advisory fees payable	7,283	8,053	20,024	2,717
Decrease in interest expense and fees payable	(598)	(3,220)	(4,299)	(798)
Increase in administration fees payable	3,086	—	—	—
Increase in other accrued expenses payable	22,448	7,841	27,390	11,528
Decrease in variation margin payable on financial futures contracts	(165,377)	(20,672)	(305,441)	(48,938)
Increase in Officer’s and Trustees’ fees payable	1,592	373	5,965	368
Net realized gain on investments	(4,826,299)	(1,064,657)	(1,636,306)	(371,383)
Net unrealized gain on investments	(10,396,478)	(6,518,008)	(31,731,637)	(5,300,277)
Amortization of premium and accretion of discount on investments	(2,027,426)	368,534	563,175	(56,789)
Proceeds from sales of long-term investments	160,654,375	26,148,166	108,876,141	19,846,096
Purchases of long-term investments	(161,938,006)	(21,804,255)	(111,467,293)	(17,876,301)
Net proceeds from sales of short-term securities	2,434,440	422,695	10,532,604	1,388,826
Net cash provided by operating activities	12,834,254	13,846,649	43,908,762	8,786,580

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	6,635,000	—	—	—
Repayments of TOB Trust Certificates	(1,535,000)	(4,169,209)	(3,384,999)	(1,630,000)
Cash dividends paid to Common Shareholders	(16,244,607)	(9,677,440)	(40,617,153)	(6,440,734)
Decrease in bank overdraft	(1,738,908)	—	—	(745,246)
Amortization of deferred offering costs	49,261	—	93,390	29,400
Net cash used for financing activities	(12,834,254)	(13,846,649)	(43,908,762)	(8,786,580)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—
Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$1,492,571	$601,212	$3,632,090	$573,680

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$94,320	—	—	—

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2015

Financial Highlights	BlackRock Investment Quality Municipal Trust, Inc. (BKN)
	Year Ended April 30,
	2015	2014	2013	2012		2011
Per Share Operating Performance
Net asset value, beginning of year	$15.34	$16.35	$15.39	$12.75		$13.68
Net investment income[1]	0.90	0.94	0.94	0.98		1.04
Net realized and unrealized gain (loss)	0.80	(0.99)	1.00	2.68		(0.93)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.03)
Net increase (decrease) from investment operations	1.70	(0.05)	1.94	3.65		0.08
Distributions to Common Shareholders from net investment income[2]	(0.95)	(0.96)	(0.98)	(1.01)		(1.01)
Net asset value, end of year	$16.09	$15.34	$16.35	$15.39		$12.75
Market price, end of year	$15.60	$14.86	$16.11	$15.75		$13.08

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.43%	0.41%	12.89%	29.46%		0.49%
Based on market price	11.52%	(1.28)%	8.69%	29.15%		(0.61)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	1.55%	1.48%	1.26%	[4]	1.08%	[4]
Total expenses after fees waived and paid indirectly	1.45%	1.55%	1.48%	1.26%	[4]	1.08%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.90%	0.92%	0.87%	0.99%	[4,6]	1.04%	[4]
Net investment income	5.61%	6.45%	5.87%	6.94%	[4]	7.83%	[4]
Distributions to AMPS Shareholders	—	—	—	0.09%		0.23%
Net Investment Income to Common Shareholders	5.61%	6.45%	5.87%	6.85%		7.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$276,308	$263,298	$280,514	$263,375		$217,541
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$125,950
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$68,183
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900	$125,900	$125,900		—
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$319,467	$309,133	$322,807	$309,194		—
Borrowings outstanding, end of year (000)	$28,685	$23,585	$27,198	$14,883		$13,137
Asset coverage, end of year per $1,000 of borrowings	$10,633	$12,164	$11,314	$18,696		$17,559
Portfolio turnover rate	37%	29%	33%	47%		38%
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Does not reflect the effect of distributions to AMPS Shareholders.
[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.
[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.94%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	49

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)
	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.02	$12.85	$12.19	$10.51	$11.27
Net investment income[1]	0.69	0.71	0.74	0.75	0.76
Net realized and unrealized gain (loss)	0.52	(0.80)	0.68	1.70	(0.79)
Net increase (decrease) from investment operations	1.21	(0.09)	1.42	2.45	(0.03)
Distributions to Common Shareholders from from net investment income[2]	(0.72)	(0.74)	(0.76)	(0.77)	(0.73)
Net asset value, end of year	$12.51	$12.02	$12.85	$12.19	$10.51
Market price, end of year	$11.41	$11.29	$12.50	$12.27	$10.20

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.86%	0.28%	11.95%	24.09%	(0.18)%
Based on market price	7.65%	(3.17)%	8.19%	28.70%	1.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	1.52%	1.55%	1.69%	1.81%
Total expenses after fees waived and paid indirectly	1.47%	1.44%	1.37%	1.42%	1.43%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs[4]	1.11%	1.03%	0.92%	0.86%	0.78%
Net investment income	5.52%	6.19%	5.80%	6.60%	6.97%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$167,933	$161,269	$172,428	$163,215	$140,510
Borrowings outstanding, end of year (000)	$84,867	$89,036	$101,513	$96,815	$87,462
Asset coverage, end of year per $1,000 of borrowings	$2,979	$2,811	$2,699	$2,686	$2,607
Portfolio turnover rate	8%	27%	16%	26%	12%
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2015

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)
	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$16.22	$16.85	$16.36	$14.63	$14.51
Net investment income[1]	0.61	0.74	0.90	1.02	1.06
Net realized and unrealized gain (loss)	0.14	(0.55)	0.52	1.48	(0.15)
Distributions to AMPS Shareholders from net investment income	(0.00)[2]	(0.01)	(0.02)	(0.02)	(0.04)
Net increase from investment operations	0.75	0.18	1.40	2.48	0.87
Distributions to Common Shareholders from net investment income[3]	(0.67)	(0.81)	(0.91)	(0.75)	(0.75)
Net asset value, end of year	$16.30	$16.22	$16.85	$16.36	$14.63
Market price, end of year	$16.25	$16.61	$16.64	$16.06	$15.06

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.67%	1.17%	8.72%	17.27%	5.96%
Based on market price	1.90%	4.91%	9.37%	11.83%	6.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.72%	0.84%	0.94%	0.99%	1.03%
Total expenses after fees waived and paid indirectly[5]	0.72%	0.84%	0.94%	0.99%	1.03%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,6]	0.71% [7]	0.84% [7]	0.93% [7]	0.98% [7]	1.02%
Net investment income[5]	3.75%	4.61%	5.38%	6.57%	7.26%
Distributions to AMPS Shareholders	0.02%	0.05%	0.13%	0.13%	0.24%
Net investment income to Common Shareholders	3.73%	4.56%	5.25%	6.44%	7.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$329,810	$328,163	$340,990	$331,058	$296,082
AMPS outstanding at $25,000 liquidation preference, end of year (000)	$53,700	$67,950	$161,250	$173,850	$173,850
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$178,543	$145,738	$77,867	$72,607	$67,579
Borrowings outstanding, end of year (000)	$3,750	$3,750	$3,750	$3,750	$3,750
Asset coverage, end of year per $1,000 of borrowings	$88,949	$88,510	$91,931	$89,282	$79,955
Portfolio turnover rate	11%	8%	14%	18%	9%

[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Does not reflect the effect of distributions to AMPS Shareholders.
[6]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.
[7]	For the years ended April 30, 2015, April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.69%, 0.79%, 0.85% and 0.90%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	51

Financial Highlights	BlackRock Municipal Income Trust (BFK)
	Year Ended April 30,
	2015	2014	2013	2012		2011
Per Share Operating Performance
Net asset value, beginning of year	$14.27	$15.40	$14.53	$12.16		$13.23
Net investment income[1]	0.88	0.93	0.93	0.95		1.01
Net realized and unrealized gain (loss)	0.67	(1.15)	0.90	2.39		(1.11)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.02)
Net increase (decrease) from investment operations	1.55	(0.22)	1.83	3.33		(0.12)
Distributions to Common Shareholders from net investment income[2]	(0.91)	(0.91)	(0.96)	(0.96)		(0.95)
Net asset value, end of year	$14.91	$14.27	$15.40	$14.53		$12.16
Market price, end of year	$14.32	$13.57	$15.40	$14.83		$12.35

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.43%	(0.72)%	12.84%	28.24%		(1.04)%
Based on market price	12.54%	(5.59)%	10.55%	28.87%		(1.07)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.60%	1.71%	1.71%	1.45%	[4]	1.26%	[4]
Total expenses after fees waived and paid indirectly	1.60%	1.71%	1.71%	1.45%	[4]	1.24%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.04%	1.07%	1.05%	1.14%	[4,6]	1.14%	[4]
Net investment income	5.91%	6.81%	6.13%	7.06%	[4]	7.84%	[4]
Distributions to AMPS Shareholders	—	—	—	0.07%		0.20%
Net investment income to Common Shareholders	5.91%	6.81%	6.13%	6.99%		7.64%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$667,063	$638,577	$688,707	$648,497		$541,097
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$270,875
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$74,941
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800		—
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$346,330	$335,811	$354,323	$339,474		—
Borrowings outstanding, end of year (000)	$122,688	$126,073	$170,263	$139,718		$75,182
Asset coverage, end of year per $1,000 of borrowings	$6,437	$6,065	$5,045	$5,641		$8,197
Portfolio turnover rate	10%	20%	13%	17%		18%
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Does not reflect the effect of distributions to AMPS Shareholders.
[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.
[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.10%.

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2015

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)
	Year Ended April 30,
	2015	2014	2013	2012		2011
Per Share Operating Performance
Net asset value, beginning of year	$14.11	$15.28	$14.43	$12.27		$13.00
Net investment income[1]	0.83	0.86	0.85	0.89		0.94
Net realized and unrealized gain (loss)	0.70	(1.14)	0.89	2.17		(0.77)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.02)
Net increase (decrease) from investment operations	1.53	(0.28)	1.74	3.05		0.15
Distributions to Common Shareholders from net investment income[2]	(0.88)	(0.89)	(0.89)	(0.89)		(0.88)
Net asset value, end of year	$14.76	$14.11	$15.28	$14.43		$12.27
Market price, end of year	$14.00	$13.26	$14.97	$14.38		$11.88

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.50%	(0.94)%	12.29%	25.65%		1.19%
Based on market price	12.54%	(4.99)%	10.40%	29.32%		(1.65)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.72%	1.87%	1.84%	1.55%	[4]	1.39%	[4]
Total expenses after fees waived and paid indirectly	1.72%	1.87%	1.84%	1.55%	[4]	1.39%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.16%	1.21%	1.17%	1.23%	[4,6]	1.28%	[4]
Net investment income	5.67%	6.40%	5.68%	6.64%	[4]	7.38%	[4]
Distributions to AMPS Shareholders	—	—	—	0.07%		0.19%
Net investment income to Common Shareholders	5.67%	6.40%	5.68%	6.57%		7.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$107,849	$103,069	$111,603	$105,309		$89,481
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$42,975
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$77,055
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,900	$42,900	$42,900	$42,900		—
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$351,395	$340,253	$360,148	$345,474		—
Borrowings outstanding, end of year (000)	$19,309	$20,939	$27,375	$23,025		$13,546
Asset coverage, end of year per $1,000 of borrowings	$6,586	$5,922	$5,077	$5,574		$7,606
Portfolio turnover rate	10%	22%	18%	30%		20%
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Does not reflect the effect of distributions to AMPS Shareholders.
[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.
[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.19%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	53

Notes to Financial Statements

1. Organization:

The following are registered under the 1940 Act, as closed-end management investment companies and referred to herein collectively as the “Trusts”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Board of Trustees of the Trusts is collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOB transactions) that would be “senior securities” for 1940 Act purposes, the Trusts may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Trusts’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

54	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statements and disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: The Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust.

Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

ANNUAL REPORT	APRIL 30, 2015	55

Notes to Financial Statements (continued)

The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. Thereafter, that Trust may withdraw a corresponding share of the municipal bonds from the TOB Trust.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended April 30, 2015, no TOB Trusts in which the Trusts participated were terminated without the consent of the Trusts.

TOB Trusts are typically supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non-occurrence of TOTES (as described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Trust Certificates. The Liquidity Provider is not obligated to advance such a loan. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust. Tendered TOB Certificates are supported by a remarketing agent. However, the remarketing agent is not anticipated to purchase tendered TOB Trust Certificates for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates.

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at April 30, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

While the Trusts’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Trusts to borrow money for purposes of making investments. The Trusts’ management believes that the Trusts’ restrictions on borrowings do not apply to the secured borrowings.

Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. The Trusts typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the non-recurring, legal and restructuring fees are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of

56	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. At April 30, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts	Liability For TOB Trust Certificates	Range of Interest Rates
BKN	$52,749,940	$28,684,555	0.11% - 0.37%
BTA	$137,764,286	$84,866,665	0.11% - 0.38%
BKK	$5,591,150	$3,750,000	0.28%
BFK	$216,644,880	$122,687,927	0.11% - 0.36%
BSD	$33,435,967	$19,308,550	0.11% - 0.31%

For the year ended April 30, 2015, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$27,092,925	0.64%
BTA	$85,749,605	0.58%
BKK	$3,750,000	0.58%
BFK	$123,411,296	0.62%
BSD	$19,609,536	0.62%

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2015
		Value
		Derivative Liabilities
	Statements of Assets and Liabilities Location	BKN	BTA	BFK	BSD
Interest rate contracts	Net unrealized depreciation[1]	$(394,435)	$(127,211)	$(594,605)	$(95,755)
[1]	Includes cumulative depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
ANNUAL REPORT	APRIL 30, 2015	57

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2015
	Net Realized Loss from				Net Change in Unrealized Appreciation (Depreciation) on
	BKN	BTA	BFK	BSD	BKN	BTA	BFK	BSD
Interest rate contracts: Financial futures contracts	$(1,245,930)	$(416,224)	$(3,432,598)	$(547,796)	$(324,669)	$(121,599)	$(369,497)	$(59,364)

For the year ended April 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN	BTA	BFK	BSD
Financial futures contracts: Average notional value of contracts — short	$45,016,621	$11,414,203	$72,254,484	$11,520,039

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets at the following annual rates:

	BKN	BTA	BKK	BFK	BSD
Investment Advisory Fee	0.35%	1.00%	0.50%	0.60%	0.60%

Average weekly net assets for all of the Trusts, except BTA, is the average weekly value of each Trust’s total assets minus its total accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus its total liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to each Trust pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Trust to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM, with respect to each Trust, expired.

BKN has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets including proceeds from the issuance of Preferred Shares and TOB Trust Certificates.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

58	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the year ended April 30, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BKK	BFK	BSD
Purchases	$160,420,538	$21,804,255	$43,475,876	$108,906,008	$17,253,523
Sales	$157,673,988	$26,153,166	$58,299,727	$108,876,141	$19,125,708

7. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended April 30, 2015. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of April 30, 2015, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, the retention of tax-exempt income and distributions received from a regulated investment company were reclassified to the following accounts:

	BKN	BTA	BKK	BFK	BSD
Paid-in capital	$(49,261)	—	$1,116,000	$(699,414)	$(29,400)
Undistributed net investment income	$107,283	$(44,596)	$(1,116,985)	$56,911	$70,523
Accumulated net realized loss	$(58,022)	$44,596	$985	$642,503	$(41,123)

The tax character of distributions paid was as follows:

		BKN	BTA	BKK	BFK	BSD
Tax-exempt income[1]	4/30/2015	$17,588,537	$9,610,961	$13,573,327	$43,146,108	$6,847,123
	4/30/2014	17,814,511	9,985,897	16,506,002	43,440,159	6,945,294
Ordinary income[2]	4/30/2015	13,035	12,790	131	315,489	20,332
	4/30/2014	6,966	255	279	15,089	9,104
Total	4/30/2015	$17,601,572	$9,623,751	$13,573,458	$43,461,597	$6,867,455
	4/30/2014	$17,821,477	$9,986,152	$16,506,281	$43,455,248	$6,954,398
[1]	The Trusts designate these amounts paid during the fiscal year ended April 30, 2015, as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of April 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BKK	BFK	BSD
Undistributed tax-exempt income	$1,976,604	$1,001,483	$11,252,739	$8,769,674	$932,357
Undistributed ordinary income	—	7,682	—	—	13,592
Undistributed long-term capital gains	—	—	5,227	—	—
Capital loss carryforwards	(2,756,109)	(40,573,390)	—	(23,178,035)	(10,581,230)
Net unrealized gains[3]	38,583,372	16,493,371	24,982,068	77,189,517	14,041,241
Total	$37,803,867	$(23,070,854)	$36,240,034	$62,781,156	$4,405,960
[3]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, treatment of residual interests in TOB Trusts and the deferral of compensation to Trustees.
ANNUAL REPORT	APRIL 30, 2015	59

Notes to Financial Statements (continued)

As of April 30, 2015, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BFK	BSD
2016	—	$22,052,642	$10,207,532	—
2017	$1,581,430	6,882,935	2,065,704	$3,887,588
2018	1,174,679	4,821,726	2,455,638	2,381,683
2019	—	951,237	—	2,978,126
No expiration date[4]	—	5,864,850	8,449,161	1,333,833
Total	$2,756,109	$40,573,390	$23,178,035	$10,581,230
[4]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2015, the Trusts listed below utilized the following amounts of their capital loss carryforwards:

BKN	$2,350,759
BKK	$754,685

As of April 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BSD
Tax cost	$363,647,637	$148,792,105	$353,753,578	$848,320,629	$134,662,195
Gross unrealized appreciation	$41,172,144	$19,379,620	$26,286,498	$89,472,534	$15,820,723
Gross unrealized depreciation	(2,529,524)	(2,791,425)	(1,146,775)	(11,857,602)	(1,756,997)
Net unrealized appreciation	$38,642,620	$16,588,195	$25,139,723	$77,614,932	$14,063,726

8. Principal Risks:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of April 30, 2015, BKN invested a significant portion of its assets in securities in the health sector. BTA invested a significant portion of its assets in securities in the health and utilities sectors. BKK, BFK and BSD invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

The Trusts invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

60	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, a Trust will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Trusts. The Trusts may utilize service providers in meeting these responsibilities. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Trusts as the TOB Residual holder. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

BKK, BFK and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so. The Board is authorized, however, to issue Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	BKN	BFK
2015	5,706	—
2014	10,644	12,577

Shares issued and outstanding remained constant for BTA, BKK and BSD for the year ended April 30, 2015 and the year ended April 30, 2014.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In

ANNUAL REPORT	APRIL 30, 2015	61

Notes to Financial Statements (continued)

addition, pursuant to the Preferred Shares’ governing instruments, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share , in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act of 1933, as amended, (the “Securities Act”).

As of the year ended April 30, 2015, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BKN	12/16/11	1,259	$125,900,000	12/31/15
BFK	12/16/11	2,708	$270,800,000	12/31/15
BSD	12/16/11	429	$42,900,000	12/31/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. During the period, the term date for BKN, BFK and BSD were extended until December 31, 2015. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2015 the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the year ended April 30, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	1.04%	1.05%	1.05%
62	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended April 30, 2015, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: Certain Trusts incurred costs in connection with the issuance of VMTP Shares, which were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS are redeemable at the option of BKK, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

In order to provide additional flexibility for BKK to potentially continue to conduct partial redemptions of Preferred Shares in the future, the Board of BKK approved an amendment to BKK’s Governing Instrument. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred Shares outstanding for a particular series fell below 300 shares. The Board of BKK believes the removal of this requirement is in the best interest of BKK and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of BKK’s maturity, if such redemption is otherwise determined to be consistent with the best interest of BKK and its shareholders.

As of April 30, 2015, the AMPS outstanding were as follows:

	Series	AMPS	Effective Yield	Reset Frequency Days	Moody’s Rating
BKK	F-7	716	0.16%	7	Aa1
	M-7	716	0.13%	7	Aa1
	W-7	716	0.16%	7	Aa1

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK for the period were as follows:

	Series	Low	High	Average
BKK	F-7	0.08%	0.20%	0.11%
	M-7	0.08%	0.20%	0.11%
	W-7	0.07%	0.20%	0.11%

Since February 13, 2008, the AMPS of BKK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.07% to 0.20% for the year ended April 30, 2015. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a trust’s AMPS than buyers. A successful auction for the Trust’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BKK pays commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

ANNUAL REPORT	APRIL 30, 2015	63

Notes to Financial Statements (continued)

During the year ended April 30, 2015, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/09/14	110	$2,750,000
	M-7	6/10/14	110	$2,750,000
	W-7	6/05/14	110	$2,750,000
	F-7	11/10/14	80	$2,000,000
	M-7	11/12/14	80	$2,000,000
	W-7	11/06/14	80	$2,000,000

During the year ended April 30, 2014, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	W-7	5/23/2013	82	$2,050,000
	F-7	5/28/2013	82	$2,050,000
	M-7	5/28/2013	82	$2,050,000
	W-7	8/1/2013	413	$10,325,000
	F-7	8/5/2013	413	$10,325,000
	M-7	8/6/2013	413	$10,325,000
	F-7	9/9/2013	98	$2,450,000
	M-7	9/10/2013	98	$2,450,000
	W-7	9/12/2013	98	$2,450,000
	F-7	10/7/2013	89	$2,225,000
	M-7	10/8/2013	89	$2,225,000
	W-7	10/10/2013	89	$2,225,000
	W-7	11/29/2013	132	$3,300,000
	F-7	12/2/2013	132	$3,300,000
	M-7	12/3/2013	132	$3,300,000
	M-7	12/31/2013	111	$2,775,000
	W-7	1/2/2014	111	$2,775,000
	F-7	1/6/2014	111	$2,775,000
	W-7	1/16/2014	114	$2,850,000
	F-7	1/21/2014	114	$2,850,000
	M-7	1/21/2014	114	$2,850,000
	W-7	2/27/2014	205	$5,125,000
	F-7	3/3/2014	205	$5,125,000
	M-7	3/4/2014	205	$5,125,000

During the year ended April 30, 2013, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	1/22/13	142	$3,550,000
	M-7	1/22/13	142	$3,550,000
	W-7	1/24/13	142	$3,550,000
	F-7	1/28/13	26	$650,000
	M-7	1/29/13	26	$650,000
	W-7	1/31/13	26	$650,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on June 1, 2015 to Common Shareholders of record on May 15, 2015:

Common Dividend Per Share
BKN	$0.07700
BTA	$0.05800
BKK	$0.05400
BFK	$0.07510
BSD	$0.07100
64	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (concluded)

Additionally, the Trusts declared a net investment income dividend on June 1, 2015 payable to Common Shareholders of record on June 15, 2015 for the same amounts noted above.

The dividends declared on Preferred Shares for the period May 1, 2015 to May 31, 2015 were as follows:

	Preferred Shares	Series	Dividends Declared
BKN	VMTP Shares	W-7	$118,312
BKK	AMPS Shares	M-7	$2,970
BKK	AMPS Shares	W-7	$2,970
BKK	AMPS Shares	F-7	$2,970
BFK	VMTP Shares	W-7	$254,478
BSD	VMTP Shares	W-7	$40,314

On June 1, 2015, BKK announced the following redemption of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/22/15	67	$1,675,000
	M-7	6/23/15	67	$1,675,000
	W-7	6/25/15	67	$1,675,000

In order to comply with the Volcker Rule, certain TOB Trusts were restructured and the respective TOB Trusts are no longer sponsored by a banking entity. As of June 22, 2015, the following information relates to the restructured TOB Trusts:

	Underlying Municipal Bonds Transferred to restructured TOB Trusts	Liability for TOB Trust Certificates associated with the restructured TOB Trusts
BKN	15,353,088	8,420,000
BTA	12,198,010	8,250,000
BKK	—	—
BFK	5,433,659	3,675,000
BSD	864,950	585,000
ANNUAL REPORT	APRIL 30, 2015	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of
BlackRock Investment Quality Municipal Trust, Inc.,
BlackRock Long-Term Municipal Advantage Trust,
BlackRock Municipal 2020 Term Trust,
BlackRock Municipal Income Trust,
and BlackRock Strategic Municipal Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust (collectively, the “Trusts”), including the schedules of investments, as of April 30, 2015, and the related statements of operations for the year then ended, the statements of cash flows for BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust as of April 30, 2015, the results of their operations for the year then ended, their cash flows for BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 22, 2015

66	ANNUAL REPORT	APRIL 30, 2015

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK and BSD declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BKK declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market, on BKK’s primary exchange (“open market purchases”). BKK will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	APRIL 30, 2015	67

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.
				76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.; Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack, Inc. (financial technology company) since 2015.
				76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.
				109 RICs consisting of 235 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007
Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business develop- ment company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
68	ANNUAL REPORT	APRIL 30, 2015

Officers and Trustees (continued)
Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005, Member of the faculty of Harvard Business School since 1981.
				76 RICs consisting of 76 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2] Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. The Board of Trustees has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board of Trustees believes is in the best interest of shareholders.

[3] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4] For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Trustee	Since 2014
Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
				104 RICs consisting of 174 Portfolios	None

[5] Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

ANNUAL REPORT	APRIL 30, 2015	69

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer	Since 2014
Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.
Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trusts. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Trustees of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116
Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	AMPS Auction Agent The Bank of New York Mellon New York, NY 10286	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
70	ANNUAL REPORT	APRIL 30, 2015

Additional Information

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In order to provide additional flexibility for BKK to potentially continue to conduct partial redemptions of AMPS, an amendment to BKK’s AMPS Statement of Preferences was made. The amendment eliminates a requirement that precluded partial redemptions of AMPS once the number of AMPS outstanding for a particular series fell below 300 shares. The removal of this requirement is in the best interest of BKK and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of AMPS in advance of BKK’s maturity, if such redemption is otherwise determined to be consistent with the best interest of BKK and its shareholders.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

ANNUAL REPORT	APRIL 30, 2015	71

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Trusts have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If the Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

72	ANNUAL REPORT	APRIL 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2015	73

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-4/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Investment Quality Municipal Trust, Inc.	$32,263	$32,263	$0	$0	$6,732	$6,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

3

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Investment Quality Municipal Trust, Inc.	$6,732	$6,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable
4

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2015.

	(a)(1)	The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
5

Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	11	0	0	0	0	0
	$2.87 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$28.90 Billion	$0	$0	$0	$0	$0
Walter O’Connor	58	0	0	0	0	0
	$22.41 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on
6

such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

7

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

8

(a)(4) Beneficial Ownership of Securities – As of April 30, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

9

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Investment Quality Municipal Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: July 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: July 1, 2015

10